Income Taxes	12 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
Income Taxes
(17)	Income Taxes

Continuing operations

The Company is a tax exempted company incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon any payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax is imposed.

Subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%, and foreign-derived income is exempted from income tax. Under the two-tiered profits tax rates regime, the provision for current income taxes of the subsidiaries operating in Hong Kong has been calculated by applying the current rate of taxation of 8.25% for the years ended June 30, 2023, 2024 and 2025.

The Group’s subsidiaries and VIEs incorporated in the PRC are subject to the PRC Enterprise Income Tax (“EIT”) and a unified 25% enterprise income tax rate, except for certain entities that are entitled to preferential tax treatments.

Preferential EIT rates at 15% is available for qualified enterprises located in the western China regions in an industry sector encouraged by the PRC government. Fanhua Lianxing Insurance Sales Co., Ltd., the Group’s wholly-owned subsidiary, which is the holding entity of the Group’s life insurance operations, was entitled to a preferential tax rate of 15% for the year ended June 30, 2025.

The Group’s subsidiaries that are the PRC tax resident are required to withhold the PRC withholding tax of 10% on dividend payment to their non-PRC resident immediate holding company, unless such dividend payment is qualified for the 5% reduced tax rate under the Arrangement between Mainland China and Hong Kong for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income (the “PRC-HK DTA”).

The Group accounts for uncertain income tax positions by prescribing a minimum recognition threshold in the financial statements. The Group’s liabilities for unrecognized tax benefits were included in other tax liabilities. During the fiscal year ended June 30, 2023, the balance of unrecognized tax benefits is comprised of amounts mainly arising from certain transfer pricing arrangements. During the year ended June 30, 2024, the Group recorded an addition of unrecognized tax benefits amounting to RMB34,368 due to acquisition of AIFU. As of June 30, 2025, the balance of unrecognized tax benefits is comprised of amounts mainly arising from transfer pricing arrangements.

The movements of unrecognized tax benefits are as follows:

RMB
Balance as of June 30, 2023	13,760
Increase due to acquisition of AIFU	29,863
Increase in unrecognized tax benefits	1,883
Decrease in tax positions	(4,064)
Balance as of June 30, 2024	41,442
Increase in unrecognized tax benefits	-
Decrease in tax positions	(11,282)
Balance as of June 30, 2025	30,160

The uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. Based on the outcome of any future examinations, or as a result of the expiration of statute of limitations for specific jurisdictions, it is reasonably possible that the related unrecognized tax benefits for tax positions taken regarding previously filed tax returns, might materially change from those recorded as liabilities for uncertain tax positions in the Group’s consolidated financial statements. In addition, the outcome of these examinations may impact the valuation of certain deferred tax assets (such as net operating losses) in future periods. The Group’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits, if any, as a component of income tax expense. The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next twelve months.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. During the current year, the Group reversed transfer pricing related uncertain tax position amounting to RMB11,282 when its statute of limitation expired in 2025.

Income tax (benefit) expense are comprised of the following:

	Year Ended June 30,
	2023	2024	2025
	RMB	RMB	RMB
Current tax expense	1,160	3,633	(9,636)
Deferred tax (benefit) expense	7,425	9,893	(10,006)
Income tax (benefit) expense	8,585	13,526	(19,642)

The principal components of the deferred income tax assets and liabilities are as follows:

	As of June 30,
	2024	2025
	RMB	RMB
Deferred tax assets:
Operating loss carryforward	133,949	173,602
Deductible research and development expenses	5,204	811
Advertising expense	6,538	6,666
Valuation allowances	(115,441)	(171,672)
Total	30,250	9,407
Deferred tax liabilities:
Fair value adjustments in relation to short-term investments	13,950	101,284
Estimated profit arising from future renewal commissions	92,964	76,297
PRC dividend withholding taxes	26,730	26,729
Fair value adjustments of long-lived assets from business acquisition	101,875	-
Total	235,519	204,310

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law.

The Group had total operating loss carry-forwards of RMB584,217 and RMB713,541 as of June 30, 2024 and 2025, respectively. As of June 30, 2025, the operating loss carry-forwards amounting to RMB19,132 can be carried forward to offset future taxable income and RMB694,409 will expire in the years from 2025 to 2029. During the years ended June 30, 2023, 2024 and 2025, nil, RMB35,403 and RMB188,857, respectively, of tax loss carried forward has been expired and canceled.

Reconciliation between the provision for income taxes computed by applying the PRC enterprise income rate of 25% to net income before income taxes and income of affiliates, and the actual provision for income taxes is as follows:

	Year Ended June 30,
	2023	2024	2025
	RMB	RMB	RMB
Loss from operations in mainland China	(32,676)	61,208	701,725
Loss from operations in Hong Kong and others	(2,316)	(562,312)	(1,054,091)
Loss from continuing operations before income taxes and share of loss of affiliates	(34,992)	(501,104)	(352,366)
Statutory tax rate	25%	25%	25%
Income tax benefits at statutory tax rate	(8,748)	(125,276)	(88,091)
Deferred tax effect of tax rate change	(5,751)	-	-
True-up temporary book/tax differences	2,123	70	-
Disposal of a subsidiary	(6,561)	-	-
Expenses not deductible for tax purposes:
—Entertainment	-	1,192	23,985
—Provision for expected credit losses on other receivables	-	-	131,881
—Other	500	350	179
Effect of tax holidays on concessionary rates granted to PRC entities	3,262	(2,861)	171
Effect of different tax rates of entities operating in other jurisdictions	579	112,158	(101,874)
Change in valuation allowance	23,051	24,407	17,300
Net effect of fair value changes*	-	19,672	5,674
Unrecognized tax benefits arising from certain transfer pricing arrangements	260	(18,096)	(15,828)
Other	(130)	1,910	6,961
Income tax (benefit) expense	8,585	13,526	(19,642)

*	The net effect of fair value changes for the year ended June 30, 2025 is primarily arising from fair value changes in contingent consideration and equity interests held by the Group.

Additional PRC income taxes that would have been payable without the tax exemption amounted to approximately nil, RMB2,861 and RMB466 for the years ended June 30, 2023, 2024 and 2025, respectively.

If the entities were to be non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC subsidiaries, the withholding tax would be 10%, whereas in the case of dividends paid by PRC subsidiaries which are 25% or more directly owned by tax residents in the Hong Kong Special Administrative Region, the withholding tax would be 5%. The Group’s subsidiary, CNinsure Holdings Limited qualified as Hong Kong resident and was entitled to enjoy a 5% reduced tax rate under Bulletin [2018] No. 9 promulgated by the State Taxation Administration for the years ended June 30, 2023, 2024 and 2025.

Aggregate undistributed earnings of the Group’s subsidiaries and VIEs in the PRC that are available for distribution to the Group of approximately RMB868,929 and RMB753,238 as of June 30, 2024 and 2025, respectively, are considered to be indefinitely reinvested. If those earnings were to be distributed or they were determined to be no longer permanently reinvested, the Group would have to record a deferred tax liability in respect of those undistributed earnings of approximately RMB43,496 and RMB37,662, respectively.

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting over tax basis, including those differences attributable to a more-than-50-percent-owned domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means.